UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2018 (August 2, 2018)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.
Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000
(Registrants’ telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement

10.500% Senior Second Lien Notes due 2024

Issuance of 10.500% Senior Second Lien Notes due 2024 Pursuant to the 2020 Exchange Offer

On August 2, 2018, Windstream Services, LLC (the “Company”) and Windstream Finance Corp., a direct wholly-owned subsidiary of the Company (the “Co-Issuer” and, together with the Company, the “Issuers”), issued $414,905,000 aggregate principal amount of 10.500% Senior Second Lien Notes due 2024 (the “2024 Exchange Notes”) upon the final settlement of the Issuers’ previously announced exchange offer with respect to the Issuers’ 7.75% Senior Notes due 2020 (the “2020 Exchange Offer”).

2024 Exchange Notes Indenture

The 2024 Exchange Notes were issued pursuant to an indenture, dated as of August 2, 2018 (the “2024 Exchange Notes Indenture”), among the Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent.

The 2024 Exchange Notes are guaranteed by each of the Company’s domestic subsidiaries (other than the Co-Issuer) that guarantees debt under the Company’s senior credit facilities or that guarantee certain other debt in the future. The 2024 Exchange Notes and the guarantees thereof are secured by second-priority liens, subject to permitted liens, on the Company’s and on the guarantors’ assets that secure the obligations under the Company’s senior credit facilities and the Issuers’ existing first lien notes, except for certain stock of foreign subsidiaries and certain excluded assets.

Maturity and Interest Rate Payments

The 2024 Exchange Notes will mature on June 30, 2024. Interest on the 2024 Exchange Notes will be payable semi-annually, on June 30 and December 31 of each year, commencing on December 31, 2018, to holders of record on the preceding June 15 and December 15, as the case may be.

Ranking

The 2024 Exchange Notes are the Issuers’ senior secured obligations and: (i) rank senior to the Company’s and the guarantors’ existing and future unsecured indebtedness, including the Issuers’ existing senior unsecured notes, to the extent of the value of the collateral securing the 2024 Exchange Notes; (ii) rank equally with all of the Company’s and the guarantors’ existing and future indebtedness that is secured by second-priority liens on the collateral, including the 2025 Exchange Notes (as defined below); (iii) rank junior to any existing and future indebtedness of the Company or of the guarantors secured by first-priority liens on the collateral, including indebtedness under the Company’s senior secured credit facilities and the Issuers’ existing first lien notes, and by liens on assets that are not part of the collateral, to the extent of the value of such assets; (iv) rank equally in right of payment with all of the Company’s and the guarantors’ existing and future unsubordinated debt, including the Issuers’ existing senior notes and indebtedness under the Company’s senior secured credit facilities; (v) rank senior in right of payment to any future subordinated indebtedness of the Company or of the guarantors; and (vi) are structurally subordinated to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary, including trade payables (other than indebtedness and liabilities owed to the Company or to the guarantors).

Security

The 2024 Exchange Notes and related guarantees are secured by second-priority liens, subject to permitted liens, on substantially all of the personal property assets of the Company and of the guarantors, which personal property assets also secure the Company’s senior secured credit facilities and the Issuers’ existing first lien notes on a first-priority basis, in each case whether now owned or hereafter acquired, except for certain stock of foreign subsidiaries and certain excluded assets.

Excluded assets include, among other things: (i) leased equipment or other leased goods if the applicable lease prohibits the granting of such liens and any general intangibles or other rights arising under any contract, lease, health care insurance receivable, general intangible, instrument, license or other document, in each such case if the grant of a security interest therein would result in (a) the abandonment, invalidation or unenforceability of any right, title or interest of a guarantor therein, (b) a violation of a restriction in favor of a third party or under applicable law or (c) the termination of such contract, lease, health care insurance receivable, general intangible, instrument, license or other document; (ii) any “intent to use” trademark application if the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark application, or is prohibited under applicable law; (iii) margin stock; (iv) deposit accounts pledged to the U.S. government; (v) proceeds of certain issuances held in escrow accounts; and (vi) other collateral exceptions and exclusions under applicable financing agreements.

Covenants

The 2024 Exchange Notes Indenture contains covenants limiting the Company’s and certain of its subsidiaries’ ability to: (i) borrow money or sell preferred stock; (ii) incur liens; (iii) pay dividends on or redeem or repurchase stock; (iv) make certain types of investments; (v) sell stock in restricted subsidiaries; (vi) restrict dividends or other payments from subsidiaries; (vii) enter into transactions with affiliates; (viii) issue guarantees of debt; and (ix) sell assets or merge with other companies. These covenants contain important exceptions, limitations and qualifications. At any time that the 2024 Exchange Notes are rated investment grade, certain covenants will be terminated.

Change of Control

Upon the occurrence of a Change of Control Triggering Event (as defined in the 2024 Exchange Notes Indenture), the Company must offer to repurchase the 2024 Exchange Notes at 101% of their face value, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The 2024 Exchange Notes Indenture also provides for Events of Default (as defined in the 2024 Exchange Notes Indenture) which, if certain of them occurs: (i) would make all outstanding 2024 Exchange Notes due and payable immediately; or (ii) would allow the trustee or the holders of at least 25% in principal amount of the then outstanding 2024 Exchange Notes to declare all 2024 Exchange Notes to be due and payable immediately by notice in writing to the Issuers specifying the Event of Default and, upon such declaration, the 2024 Exchange Notes, together with accrued and unpaid interest, would become due and payable immediately.

The foregoing description of the 2024 Exchange Notes Indenture and the 2024 Exchange Notes is qualified in its entirety by reference to the full text of the 2024 Exchange Notes Indenture, a copy of which is attached hereto as Exhibit 4.1, and the 2024 Exchange Notes, the form of which is attached hereto as Exhibit 4.2, all of which are incorporated herein by reference.

9.00% Senior Second Lien Notes due 2025

Issuance of 9.00% Senior Second Lien Notes due 2025 Pursuant to the Multi-Tranche Exchange Offers

On August 2, 2018, the Issuers issued $801,964,000 aggregate principal amount of 9.00% Senior Second Lien Notes due 2025 (the “2025 Exchange Notes”) upon the final settlement of the Issuers’ previously announced exchange offers with respect to the Issuers’ 7.75% Senior Notes due 2021, 7.50% Senior Note due 2022, 7.50% Senior Notes due 2023, 6 3/8% Senior Notes due 2023 and 8.75% Senior Notes due 2024 (the “Multi-Tranche Exchange Offers”).

2025 Exchange Notes Indenture

The 2025 Exchange Notes were issued pursuant to an indenture, dated as of August 2, 2018 (the “2025 Exchange Notes Indenture”), among the Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent.

The 2025 Exchange Notes are guaranteed by each of the Company’s domestic subsidiaries (other than the Co-Issuer) that guarantees debt under the Company’s senior credit facilities or that guarantee certain other debt in the future. The 2025 Exchange Notes and the guarantees thereof are secured by second-priority liens, subject to permitted liens, on the Company’s and on the guarantors’ assets that secure the obligations under the Company’s senior credit facilities and the Issuers’ existing first lien notes, except for certain stock of foreign subsidiaries and certain excluded assets.

Maturity and Interest Rate Payments

The 2025 Exchange Notes will mature on June 30, 2025. Interest on the 2025 Exchange Notes will be payable semi-annually, on June 30 and December 31 of each year, commencing on December 31, 2018, to holders of record on the preceding June 15 and December 15, as the case may be.

Ranking

The 2025 Exchange Notes are the Issuers' senior secured obligations and: (i) rank senior to the Company’s and the guarantors’ existing and future unsecured indebtedness, including the Issuers' existing senior unsecured notes, to the extent of the value of the collateral securing the 2025 Exchange Notes; (ii) rank equally with all of the Company’s and the guarantors’ existing and future indebtedness that is secured by second-priority liens on the collateral, including the 2024 Exchange Notes; (iii) rank junior to any existing and future indebtedness of the Company or of the guarantors secured by first-priority liens on the collateral, including indebtedness under the Company’s senior secured credit facilities and the Issuers’ existing first lien notes, and by liens on assets that are not part of the collateral, to the extent of the value of such assets; (iv) rank equally in right of payment with all of the Company’s and the guarantors’ existing and future unsubordinated debt, including the Issuers’ existing senior notes and indebtedness under the Company’s senior secured credit facilities; (v) rank senior in right of payment to any future subordinated indebtedness of the Company or of the guarantors; and (vi) are structurally subordinated to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary, including trade payables (other than indebtedness and liabilities owed to the Company or to the guarantors).

Security

The 2025 Exchange Notes and related guarantees are secured by second-priority liens, subject to permitted liens, on substantially all of the personal property assets of the Company and of the guarantors, which personal property assets also secure the Company’s senior secured credit facilities and the Issuers' existing first lien notes on a first priority basis, in each case whether now owned or hereafter acquired, except for certain stock of foreign subsidiaries and certain excluded assets.

Excluded assets include, among other things: (i) leased equipment or other leased goods if the applicable lease prohibits the granting of such liens and any general intangibles or other rights arising under any contract, lease, health care insurance receivable, general intangible, instrument, license or other document, in each such case if the grant of a security interest therein would result in (a) the abandonment, invalidation or unenforceability of any right, title or interest of a guarantor therein, (b) a violation of a restriction in favor of a third party or under applicable law or (c) the termination of such contract, lease, health care insurance receivable, general intangible, instrument, license or other document; (ii) any “intent to use” trademark application if the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark application, or is prohibited under applicable law; (iii) margin stock; (iv) deposit accounts pledged to the U.S. government; (v) proceeds of certain issuances held in escrow accounts; and (vi) other collateral exceptions and exclusions under applicable financing agreements.

Covenants

The 2025 Exchange Notes Indenture contains covenants limiting the Company’s and certain of its subsidiaries’ ability to: (i) borrow money or sell preferred stock; (ii) incur liens; (iii) pay dividends on or redeem or repurchase stock; (iv) make certain types of investments; (v) sell stock in restricted subsidiaries; (vi) restrict dividends or other payments from subsidiaries; (vii) enter into transactions with affiliates; (viii) issue guarantees of debt; and (ix) sell assets or merge with other companies. These covenants contain important exceptions, limitations and qualifications. At any time that the 2025 Exchange Notes are rated investment grade, certain covenants will be terminated.

Change of Control

Upon the occurrence of a Change of Control Triggering Event (as defined in the 2025 Exchange Notes Indenture), the Company must offer to repurchase the 2025 Exchange Notes at 101% of their face value, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The 2025 Exchange Notes Indenture also provides for Events of Default (as defined in the 2025 Exchange Notes Indenture) which, if certain of them occurs: (i) would make all outstanding 2025 Exchange Notes due and payable immediately; or (ii) would allow the trustee or the holders of at least 25% in principal amount of the then outstanding 2025 Exchange Notes to declare all 2025 Exchange Notes to be due and payable immediately by notice in writing to the Issuers specifying the Event of Default and, upon such declaration, the 2025 Exchange Notes, together with accrued and unpaid interest, would become due and payable immediately.

The foregoing description of the 2025 Exchange Notes Indenture and the 2025 Exchange Notes is qualified in its entirety by reference to the full text of the 2025 Exchange Notes Indenture, a copy of which is attached hereto as Exhibit 4.3, and the 2024 Exchange Notes, the form of which is attached hereto as Exhibit 4.4, all of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

Exhibit 4.1
Indenture, dated as of August 2, 2018, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent, with respect to the 10.500% Senior Second Lien Notes due 2024.

Exhibit 4.2	Form of 10.500% Senior Second Lien Notes due 2024 (included as Exhibit A to Exhibit 4.1).

Exhibit 4.3
Indenture, dated as of August 2, 2018, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent, with respect to the 9.00% Senior Second Lien Notes due 2025.

Exhibit 4.4	Form of 9.00% Senior Second Lien Notes due 2025 (included as Exhibit A to Exhibit 4.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: August 8, 2018

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1
Indenture, dated as of August 2, 2018, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent, with respect to the 10.500% Senior Second Lien Notes due 2024.

Exhibit 4.2	Form of 10.500% Senior Second Lien Notes due 2024 (included as Exhibit A to Exhibit 4.1).

Exhibit 4.3
Indenture, dated as of August 2, 2018, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and as notes collateral agent, with respect to the 9.00% Senior Second Lien Notes due 2025.

Exhibit 4.4	Form of 9.00% Senior Second Lien Notes due 2025 (included as Exhibit A to Exhibit 4.3).